                                                                   EXHIBIT 99.14

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached June Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ STEVE MOELLER
----------------------
Steve Moeller
Director, Accounting

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (JCA)

                            MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

Attachment 1          Summary of Bank and Investment Accounts

Attachment 2          Schedule of Receipts and Disbursements

Attachment 3          Bank and Investment Account Statements

Attachment 4          Income Statement

Attachment 5          Balance Sheet

Attachment 6          Summary of Due To/Due From Intercompany Accounts

Attachment 7          Accounts Receivable Aging

Attachment 8          Accounts Payable Detail

Attachment 9          Notes to June Monthly Operating Report

20-Jul-02                                            Summary Of Bank And Investment Accounts                           Attachment 1
 4:00 PM                                              Great Hawaiian Properties Corporation
Summary                                                      Case No: 01-10971 (JCA)                                      UNAUDITED
Great Hawaiian Properties Corp                               For Month Of June, 2002

                                                  Balances
                                       ---------------------------------       Receipts &          Bank
                                          Opening             Closing          Disbursements       Statements         Account
Account                                As Of 6/01/02       As Of 6/30/02       Included            Included           Reconciled
-------                                -------------       -------------       -------------       ----------         ----------
AHC - Honolulu Disbursements                0.00                 0.00          No -                No -               No -
Bank One                                                                       Account             Account            Account
Account # - 552-0110649303                                                     Closed              Closed             Closed

AHC - Mainland Credit Cards             1,500.00                 0.00          Yes                 No - Not           Yes
Bank One                                                                                           Concentration
Account # - 552-0110521579                                                                         Account

AHC - Mainland Disbursements                0.00                 0.00          No -                No -               No -
Bank One                                                                       Account             Account            Account
Account # - 552-0110673395                                                     Closed              Closed             Closed

AHC - Mainland Payroll                      0.00                 0.00          No -                No -               No -
Bank One                                                                       Account             Account            Account
Account # - 552-0110673387                                                     Closed              Closed             Closed

AHC - Master Cash                           0.00                 0.00          No -                No -               No -
Bank One                                                                       Account             Account            Account
Account # - 552-0110673360                                                     Closed              Closed             Closed

AHC - Honolulu Credit Cards               (15.00)                0.00          Yes                 No - Not           Yes
Bank One                                                                                           Concentration
Account # - 552-0110572580                                                                         Account

Great Hawaiian Prop Corp                    0.00                 0.00          No -                No -               No -
Goldman Sachs & Co.                                                            Account             Account            Account
Account # - 020-33478-5                                                        Closed              Closed             Closed

20-Jul-02                                               Receipts & Disbursements                                     Attachment 2-1
 4:01 PM                                          Great Hawaiian Properties Corporation
R&D - Bank One                                           Case No: 01-10971 (JCA)                                          UNAUDITED
AHC Mainland Credit Cards                                       Bank One
                                                        AHC Mainland Credit Cards
                                                       Account # - 552-0110521579
                                                          1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                             1,500.00


Receipts

                                                               Receipts From Credit Card Chargeback Reversals





                                           ----------
                                                 0.00          Total Receipts


Disbursements

                                            (1,500.00)         Check In Transit At Month End To Weston Office






                                           ----------
                                            (1,500.00)         Total Disbursements



Closing Balance - 30 Jun 02
                                                 0.00

20-Jul-02                                                      Receipts & Disbursements                              Attachment 2-2
 4:02 PM                                                 Great Hawaiian Properties Corporation
R&D - Bank One                                                  Case No: 01-10971 (JCA)                                   UNAUDITED
AHC Honolulu Credit Cards                                              Bank One
                                                               AHC Honolulu Credit Cards
                                                              Account # - 552-0110572580
                                                                 1 Jun 02 - 30 Jun 02

Opening Balance - 1 Jun 02
                                                  (15.00)


Receipts

                                                   15.00          Fee Reversal





                                                 -------
                                                   15.00          Total Receipts


Disbursements








                                                 -------
                                                    0.00          Total Disbursements



Closing Balance - 30 Jun 02
                                                    0.00

20-Jul-02                                        Concentration & Investment Account Statements                         Attachment 3
 4:03 PM                                            Great Hawaiian Properties Corporation
Summary                                                     Case No: 01-10971 (JCA)
Great Hawaiian Properties Corp                              For Month Of June, 2002
Attach 3

         No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:47:43
INCOME STATEMENT - ATTACHMENT 4                        Page: 1
Current Period: JUN-02

currency USD
Company=51 (AHC - OPERATIONS)

                                                                                    PTD-Actual
                                                                                     30-Jun-02
                                                                                    ----------
Revenue
Gross Revenue                                                                           0.00
Allowances                                                                              0.00
                                                                                       -----
Net Revenue                                                                             0.00

Operating Expenses
Air                                                                                     0.00
Hotel                                                                                   0.00
Commissions                                                                             0.00
Onboard Expenses                                                                        0.00
Passenger Expenses                                                                      0.00
Vessel Expenses                                                                         0.00
Layup/Drydock Expense                                                                   0.00
Vessel Insurance                                                                        0.00
                                                                                       -----
Total Operating Expenses                                                                0.00
                                                                                       -----
Gross Profit                                                                            0.00

SG&A Expenses
Sales & Marketing                                                                       0.00
Start-Up Costs                                                                          0.00
                                                                                       -----
Total SG&A Expenses                                                                     0.00
                                                                                       -----
EBITDA                                                                                  0.00

Depreciation                                                                            0.00
                                                                                       -----
Operating Income                                                                        0.00

Other Expense/(Income)
Interest Income                                                                         0.00
Equity in Earnings for Sub                                                              0.00
Reorganization expenses                                                                 0.00
                                                                                       -----
Total Other Expense/(Income)                                                            0.00
                                                                                       -----
Net Pretax Income/(Loss)                                                                0.00
Income Tax Expense                                                                      0.00
                                                                                       -----
Net Income/(Loss)                                                                       0.00
                                                                                       =====

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:51
BALANCE SHEET - ATTACHMENT 5                           Page: 1
Current Period: JUN-02

currency USD
Company=51 (AHC - OPERATIONS)

                                                                     YTD-Actual              YTD-Actual
                                                                      30-Jun-02               22-Oct-02
                                                                   --------------          --------------
ASSETS

Cash and Equivalent                                                          0.00              665,214.37

Restricted Cash                                                              0.00                    0.00

Accounts Receivable                                                          0.00                    0.00

Inventories                                                                  0.00               36,560.78

Prepaid Expenses                                                             0.00                1,609.00

Other Current Assets                                                         0.00                    0.00
                                                                   --------------          --------------
Total Current Assets                                                         0.00              703,384.15


Fixed Assets                                                                 0.00            1,992,727.87

Accumulated Depreciation                                                     0.00           (1,687,090.91)
                                                                   --------------          --------------
Net Fixed Assets                                                             0.00              305,636.96


Net Goodwill                                                                 0.00                    0.00

Intercompany Due To/From                                            21,010,606.76           20,319,892.39

Net Deferred Financing Fees                                                  0.00                    0.00

Net Investment in Subsidiaries                                               0.00                    0.00
                                                                   --------------          --------------
Total Other Assets                                                  21,010,606.76           20,319,892.39
                                                                   --------------          --------------
Total Assets                                                        21,010,606.76           21,328,913.50
                                                                   ==============          ==============

AMCV US SET OF BOOKS                                   Date: 26-JUL-02 09:52:51
BALANCE SHEET - ATTACHMENT 5                           Page: 2
Current Period: JUN-02

currency USD
Company=51 (AHC - OPERATIONS)

                                                                       TD-Actual                YTD-Actual
                                                                        0-Jun-02                 22-Oct-02
                                                                   ---------------           ---------------
LIABILITIES

Accounts Payable                                                              0.00                      0.00

Accrued Liabilities                                                           0.00                      0.00

Deposits                                                                      0.00                      0.00
                                                                   ---------------           ---------------
Total Current Liabilities                                                     0.00                      0.00


Long Term Debt                                                                0.00                      0.00

Other Long Term Liabilities                                         (15,184,601.60)           (15,184,601.60)
                                                                   ---------------           ---------------
Total Liabilities                                                   (15,184,601.60)           (15,184,601.60)


OTHER

Liabilities Subject to Compromise                                             0.00                      0.00
                                                                   ---------------           ---------------
Total Other                                                                   0.00                      0.00


OWNER'S EQUITY

Common Stock                                                              9,440.25                  9,440.25

Add'l Paid In Capital                                                83,336,732.73             83,336,732.73

Current Net Income (Loss)                                              (318,306.74)              (516,397.64)

Retained Earnings                                                   (46,832,657.88)           (46,316,260.24)
                                                                   ---------------           ---------------
Total Owner's Equity                                                 36,195,208.36             36,513,515.10
                                                                   ---------------           ---------------
Total Liabilities & Equity                                           21,010,606.76             21,328,913.50
                                                                   ===============           ===============

                                                                   BEGINNING                                            ENDING
AFFILIATE NAME                             CASE NUMBER              BALANCE           DEBITS        CREDITS            BALANCE
American Classic Voyages Co.               01-10954             51,110,970.59              --          --           51,110,970.59
AMCV Cruise Operations, Inc.               01-10967              6,116,875.06              --          --            6,116,875.06
The Delta Queen Steamboat Co.              01-10970             (1,247,073.77)             --          --           (1,247,073.77)
Great AQ Steamboat, L.L.C.                 01-10960                 22,591.38              --          --               22,591.38
Great Pacific NW Cruise Line, L.L.C.       01-10977                 66,513.26              --          --               66,513.26
Great River Cruise Line, L.L.C.            01-10963                 41,555.00              --          --               41,555.00
Great Ocean Cruise Line, L.L.C.            01-10959                 34,964.32              --          --               34,964.32
Cape May Light, L.L.C.                     01-10961                 (4,188.00)             --          --               (4,188.00)
Project America, Inc.                      N/A                  (3,007,602.48)             --          --           (3,007,602.48)
Oceanic Ship Co.                           N/A                    (345,917.07)             --          --             (345,917.07)
Ocean Development Co.                      01-10972                780,707.24              --          --              780,707.24
Great Hawaiian Cruise Line, Inc.           01-10975             (3,600,035.73)       1,500.00          --           (3,598,535.73)
American Hawaii Properties Corporation     01-10976                (62,430.01)             --          --              (62,430.01)
Great Independence Ship Co.                01-10969            (28,898,393.97)             --          --          (28,898,393.97)
CAT II, Inc.                               01-10968                    570.94              --          --                  570.94
                                                              --------------------------------------------------------------------
                                                                21,009,106.76        1,500.00          --           21,010,606.76
                                                              ====================================================================

                      Great Hawaiian Properties Corporation
                                 01-10971 (JCA)

                            Accounts Receivable Aging
                               As of June 30, 2002

                                  Attachment 7

                                 Not Applicable

                      Great Hawaiian Properties Corporation
                                 01-10971 (JCA)

                             Accounts Payable Detail
                               As of June 30, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: GREAT HAWAIIAN PROPERTIES CORPORATION       CASE NUMBER: 01-10971 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                               AS OF JUNE 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                     NOTES TO JUNE MONTHLY OPERATING REPORT

The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.